                                                                    EXHIBIT 10.1


                              FIRST AMENDMENT TO
                          EIGHTH AMENDED AND RESTATED
                          REVOLVING CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO EIGHTH AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "First Amendment"), dated effective as of the 21st day of September, 2000, is entered into by and among GULF ISLAND FABRICATION, INC., a Louisiana corporation ("Borrower"), GULF ISLAND, L.L.C., a Louisiana limited liability company ("Gulf Island Subsidiary"), DOLPHIN SERVICES, INC., a Louisiana corporation ("Dolphin"), SOUTHPORT, INC., a Louisiana corporation ("Southport"), GULF ISLAND MINDOC COMPANY, L.L.C. (formerly Vanguard Ocean Services, L.L.C.), a Louisiana limited liability company ("MinDOC" and together with Gulf Island Subsidiary, Dolphin, and Southport, each an "Existing Subsidiary" and, collectively, the "Existing Subsidiaries"), WHITNEY NATIONAL BANK, a national banking association ("Whitney"), BANK ONE, LOUISIANA, NA, a national banking association, in its individual capacity ("Bank One") (each of Whitney and Bank One individually, a "Bank" and collectively, the "Banks"), and BANK ONE, LOUISIANA, NA, a national banking association, in its capacity as agent for the Banks as set forth hereinafter (the "Agent").

                                   RECITALS:
                                   --------

     A. Borrower, the Existing Subsidiaries, Whitney, and Bank One, in its capacity as a Bank and as Agent, entered into that certain Eighth Amended and Restated Revolving Credit Agreement, dated effective as of January 1, 2000 (the "Restated Credit Agreement");

     B. Borrower, the Existing Subsidiaries, Banks, and Agent desire to amend the Restated Credit Agreement (i) to extend the maturity date of the Revolving Credit Facility from December 31, 2001 to December 31, 2002 and (ii) to reflect the name change of Vanguard Ocean Services, L.L.C. to Gulf Island MinDOC Company, L.L.C.

     NOW, THEREFORE, for and in consideration of the mutual covenants, agreements and undertakings herein contained Borrower, the Existing Subsidiaries, Banks, and Agent hereby agree as follows:

                                   ARTICLE I

                    AMENDMENTS TO RESTATED CREDIT AGREEMENT

     1.  Restated Credit Agreement. The Restated Credit Agreement is hereby
         -------------------------
amended by deleting "VOS" in each instance where "VOS" appears and replacing "VOS" with "MinDOC".

     2.  Preamble. The preamble of the Restated Credit Agreement is hereby
         --------
amended by deleting the phrase "Vanguard Ocean Services, L.L.C." in the first sentence thereof and replacing it with the phrase "Gulf Island MinDOC Company, L.L.C."

     3.  Section 1.1.  Section 1.1 of the Restated Credit Agreement is hereby
         -----------
amended by deleting the date "December 31, 2001" in the first sentence thereof and replacing such date with the phrase "the Termination Date."

     4.  Section 2.1.  Section 2.1 of the Restated Credit Agreement is hereby
         -----------
amended by deleting the date "December 31, 2001" in the first sentence thereof and replacing such date with the phrase "the Termination Date."

     5.  Section 5.4.  Section 5.4 of the Restated Credit Agreement is hereby
         -----------
amended by deleting the date "December 31, 1998" in each instance where such date appears in Section 5.4 and replacing such date with the date "December 31, 1999." Section 5.4 is further amended by deleting the date "September 30, 1999" in the second sentence thereof and replacing such date with "June 30, 2000."

     6.  Section 11.1.  Section 11.1 of the Restated Credit Agreement is hereby
         ------------
amended to include the following substituted definition:

     "Termination Date" means December 31, 2002.

                                  ARTICLE II

                    SPECIAL REPRESENTATIONS AND WARRANTIES
                     WITH RESPECT TO THIS FIRST AMENDMENT

     In order to induce Banks and Agent to enter into this First Amendment, Borrower and the Existing Subsidiaries represent and warrant to Banks that:

     1.  Borrower Authorization. Borrower is duly authorized to execute, deliver
         ----------------------
and perform its obligations under this First Amendment and is and will continue to be duly authorized to borrow monies under and to perform its obligations under the Restated Credit Agreement, as amended by this First Amendment and as it may be further amended from time to time.

     2.  Enforceability Against Borrower. This First Amendment shall, upon
         -------------------------------
execution and delivery, constitute the legal, valid and binding obligation of Borrower, enforceable in accordance with its terms.

     3.  Existing Subsidiary Authorization. Each Existing Subsidiary is duly
         ---------------------------------
authorized to execute, deliver and perform its obligations under this First Amendment and is and will continue to be duly authorized to apply for Letters of Credit and to agree to the related reimbursement obligations under the Restated Credit Agreement, as amended by this First Amendment and as it may be further amended from time to time.

     4.  Enforceability Against Existing Subsidiaries. This First Amendment
         --------------------------------------------
shall, upon execution and delivery, constitute the legal, valid and binding obligation of each Existing Subsidiary enforceable in accordance with its terms.

                                  ARTICLE III

                 CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS
                                FIRST AMENDMENT

     This First Amendment shall become effective as of the date first above written when and only when (i) Agent shall have received at the offices of Agent, a counterpart of this First Amendment executed and delivered by Borrower, the Existing Subsidiaries and Banks and (ii) Agent shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated the date of receipt thereof by Agent, duly authorized, executed and delivered, and in form and substance satisfactory to Agent and each of the Banks:

     1.  Borrower's Resolutions. Copies, duly certified by the Secretary or
         ----------------------
Assistant Secretary of Borrower, of the resolutions of Borrower's Board of Directors authorizing the borrowings under the Restated Credit Agreement, as amended hereby, and the execution and delivery of this First Amendment and the new Notes contemplated hereby;

     2.  Existing Subsidiaries' Resolutions. Copies, duly certified by the
         ----------------------------------
Secretary or Assistant Secretary of each Existing Subsidiary, authorizing the borrowings under the Restated Credit Agreement, as amended hereby, and the execution and delivery of this First Amendment;

     3.  Notes. Borrower's duly executed Notes payable to the order of Banks, in
         -----
the form attached as Exhibits "B" and "C" hereto, with appropriate insertion s;

     4.  No Default Certificate. Borrower's duly executed default and warranty
         ----------------------
certificate;

     5.  Borrower's Incumbency Certificate. Certificates of Borrower's Secretary
         ---------------------------------
or Assistant Secretary certifying the names of the officers of Borrower authorized to execute the documents or certificates to be delivered hereunder by Borrower, together with the true signatures of such officers; and

     6.  Existing Subsidiaries' Incumbency Certificate.  Certificates of the
         ---------------------------------------------
Secretary or Assistant Secretary of each Existing Subsidiary certifying the names of the officers of such Existing Subsidiary authorized to execute the documents or certificates to be delivered hereunder by such Existing Subsidiary, together with the true signatures of such officers.

                                  ARTICLE IV

                                 MISCELLANEOUS

     1.  Definitions.  All terms used herein with initial capital letters and
         -----------
not otherwise defined herein shall have the meanings ascribed to such terms in the Restated Credit Agreement.

     2.  Substitution of Exhibits and Schedules.  Exhibits "B" and "C" of the
         --------------------------------------
Restated Credit Agreement are hereby deleted, and Exhibits "B" and "C" attached hereto are hereby substituted in place thereof. Schedule 1 of the Restated Credit Agreement is hereby deleted, and Schedule 1 attached hereto is hereby substituted in place thereof.

     3.  Ratification of Notes and Liens.  Borrower does hereby ratify, reaffirm
         -------------------------------
and acknowledge its obligations under the Notes, and Gulf Island Subsidiary does hereby further ratify, reaffirm and acknowledge its mortgage, pledge and/or assignment of, and/or grant of a security interest in, all Collateral heretofore provided by Gulf Island Subsidiary as security for the Notes and the other Obligations under the Restated Credit Agreement. Gulf Island Subsidiary does hereby further ratify, confirm and acknowledge to Agent and Banks that: (a) the mortgage, pledge and/or assignment of, and/or grant of a security interest in, all such Collateral is and shall remain in full force and effect; (b) the Collateral Documents to which Gulf Island Subsidiary is a party are and shall continue to be valid, binding and enforceable obligations of Gulf Island Subsidiary; (c) the Collateral Documents and the Collateral shall continue to secure, with the original ranks and priority, the Notes and the other Obligations of Borrower and the Existing Subsidiaries as renewed, rearranged, extended and now evidenced by the Notes executed of even date herewith in the forms attached hereto as Exhibits "B" and "C"; and (d) any references in the Collateral Documents to the Notes shall be deemed a reference to the Notes executed of even date herewith in the forms attached hereto as Exhibits "B" and "C".

     4.  Ratification of Existing Subsidiaries Continuing Guaranty.  The
         ---------------------------------------------------------
Existing Subsidiaries do hereby ratify, reaffirm and acknowledge their obligations under the Guaranty heretofore provided by the Existing Subsidiaries under the Restated Credit Agreement. The Existing Subsidiaries do hereby further ratify, reaffirm and acknowledge to Agents and Banks that: (a) the Guaranty is and shall remain in full force and effect; (b) the Guaranty to which the Existing Subsidiaries are a party is and shall continue to be valid, binding and an enforceable obligation of the Existing Subsidiaries.

     5.  No Other Changes. The Restated Credit Agreement as hereby amended is
         ----------------
hereby ratified and confirmed in all respects. Any reference to the Restated Credit Agreement in any Loan Document shall be deemed to refer to the Restated Credit Agreement as amended hereby. The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Banks under the Restated Credit Agreement or any other Loan Document. Except as amended by this First Amendment, the Restated Credit Agreement shall remain in full force and effect. Nothing contained herein or in any other documents contemplated hereby shall be considered a novation or discharge of the debt of Borrower to Banks under the Restated Credit Agreement.

     6.  Counterparts. This First Amendment may be executed in as many
         ------------
counterparts as may be deemed necessary or convenient, and by the different parties hereto in separate counterparts, each of which, when so executed, shall be deemed an original, but all of which counterparts shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized, effective as of the date first written above.

                              BORROWER:

                              GULF ISLAND FABRICATION, INC.


                              By:  /s/ Kerry J. Chauvin
                                 ___________________________________
                                  Kerry J. Chauvin, President & CEO


                              BANKS:

                              BANK ONE, LOUISIANA, NATIONAL
                              ASSOCIATION

                              By: /s/ J. Charles Freel, Jr.
                                 ___________________________________
                                    J. Charles Freel, Jr.,
                                    First Vice President


                              WHITNEY NATIONAL BANK


                              By: /s/ Harry C. Stahel
                                 ___________________________________
                                    Harry C. Stahel,
                                    Senior Vice President


                              EXISTING SUBSIDIARIES:

                              GULF ISLAND, L.L.C.


                              By:  /s/ Kerry Chauvin
                                 ___________________________________
                                   Kerry Chauvin, President


                              DOLPHIN SERVICES, INC.


                              By:  /s/ James Stewart
                                 ___________________________________
                                    James Stewart, President

                                    SOUTHPORT, INC.


                                    By:  /s/  Kirk Meche
                                       ------------------------------------
                                         Kirk Meche, President


                                    GULF ISLAND MINDOC COMPANY, L.L.C.


                                    By:  /s/ Kerry J. Chauvin
                                         ----------------------------------
                                    Kerry J. Chauvin, President


                                    AGENT:

                                    BANK ONE, LOUISIANA, NATIONAL
                                     ASSOCIATION


                                    By: /s/ J. Charles Freel, Jr.
                                       _____________________________________
                                        J. Charles Freel, Jr.,
                                        First Vice President

                          COMMERCIAL PROMISSORY NOTE
                                  (REVOLVING)

$10,000,000.00                                            New Orleans, Louisiana
                                                          September 21, 2000

          FOR VALUE RECEIVED, the undersigned ("Borrower", whether one or more), in solido, promises to pay to the order of BANK ONE, LOUISIANA, NA ("Bank"), as provided below, at 201 St. Charles Avenue, New Orleans, Louisiana 70170, the sum of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00), with interest thereon from date until paid, at the rates specified in the Loan Agreement (as hereinafter defined). All payments shall be applied first to interest, then to other charges and insurance premiums (if applicable), then to principal.

          This note is one of the notes referred to in, is subject to the terms and conditions of, and is entitled to the benefits of, that certain Eighth Amended and Restated Revolving Credit Agreement, dated as of January 1, 2000, as amended by that certain First Amendment thereto, dated effective as of the date hereof, by and among Borrower, the Existing Subsidiaries (as defined therein), Whitney National Bank ("Whitney"), and Bank, in its individual capacity and as agent for Bank and Whitney (the "Loan Agreement"), which Loan Agreement, among other things, contains provisions for the maximum amount of credit to be made available hereunder, certain fees, acceleration of the maturity hereof upon the happening of certain stated events, and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. Bank may from time to time make advances to Borrower under the Loan Agreement, the aggregate unpaid principal balance of which shall not exceed the principal amount stated herein. Borrower shall be obligated to repay only the actual amount advanced, plus interest and appropriate penalties calculated as provided in this Note.

          SINGLE PAYMENT NOTE/SINGLE PRINCIPAL PAYMENT, PERIODIC INTEREST
          ---------------------------------------------------------------
  INSTALLMENTS. PRINCIPAL SHALL BE PAYABLE IN FULL ON DECEMBER 31, 2002, AND
  ------------
  INTEREST THEREON SHALL BE PAYABLE ON THE LAST DAY OF SEPTEMBER, AND THE LAST DAY OF EACH CALENDAR QUARTER THEREAFTER.

          A.  SECURITY. This note is secured by all of the Collateral Documents
              --------
(as defined in the Loan Agreement).

          B.  LATE PAYMENT. A payment is not deemed made until funds are
              ------------
collected and made available to Bank. If any payment, whether the payment represents principal or interest or both, is not paid in full when due, whether during the term of this note or at maturity, and such nonpayment shall have continued for a period of five (5) days following written notice thereof by Bank to Borrower, Bank may impose upon and collect from Borrower a late charge equal to five percent (5%) of the unpaid amount of the payment then due and owing. Late charges imposed under this section shall not be less than $25.00 nor more than $100.00 per occurrence.

          C.  DEFAULT. If this note is in default, Bank may, at its option and
              -------
without notice or demand, declare immediately due and payable the entire unpaid balance of the note.

          Each of the following shall constitute a default under this note: if this note is not paid in accordance with its terms and such nonpayment in accordance with its terms shall have continued for a period of five (5) days following written notice of such default by Bank to Borrower; or the occurrence of an Event of Default, as defined in the Loan Agreement.

          D.  ATTORNEY'S FEES. Borrower agrees to pay the reasonable fees of
              ---------------
any attorney at law who may be employed to recover the amount hereof, or any part hereof, in principal or interest, or to protect any security herefor or the interest of the holder hereof, or to compromise or to take any other action with regard hereto, which fees shall not exceed twenty-five percent (25%) of the amount then owing hereon or sought to be collected, protected, or preserved.

          E.  PREPAYMENT. Borrower may prepay the note in full or in part at
              ----------
any time in accordance with the terms of the Loan Agreement.

          F.  WAIVER OF DEFENSES.  Each party waives presentment for payment,
              ------------------
demand, notice of nonpayment, demand, and protest, and agrees that the time of payment hereof may be extended from time to time, one or more times, without notice of such extension or extensions, and without further consent. The term "party" as used in this note, means each maker, endorser, guarantor, or other surety of this note, including any person or entity pledging or mortgaging property to secure this note and their heirs, successors, or assigns. Without notice to, or consent of, any party, Bank may substitute, release, discharge, or otherwise alter the obligation of any party, without affecting in any way the obligation of any other party. No waiver of any right by Bank shall be effective, unless in writing and signed by Bank. No delay by Bank in the exercise of any right shall affect such right, nor preclude future exercise of such similar rights. As used herein, the term "Bank" shall be deemed to include not only Bank and its successors and assigns, but also any transferee(s), endorsee(s), or future holder(s) of this note.

          G.  INTEREST CALCULATION. Interest shall be calculated as specified in
              --------------------
the Loan Agreement.

          H.  ELECTION OF LAW.  This note shall be governed by and construed
              ---------------
under the law of the State of Louisiana. Each party agrees that any action arising out of this note, or any renewals or substitutions for this note, may be brought in any competent court in the Parish of Orleans, State of Louisiana.

          This note, together with that certain Commercial Promissory Note (Revolving) dated the date hereof, in the principal sum of $10,000,000.00, executed by Borrower, payable to the order of Whitney, bearing interest at the per annum rate set forth herein (the "Whitney Note"), is given in renewal and rearrangement and not in novation or discharge of: (a) that certain promissory note of Borrower payable to the order of

Bank, dated January 1, 2000, in the amount of $10,000,000.00, and (b) that certain promissory note of Borrower payable to the order of Whitney, dated January 1, 2000, in the amount of $10,000,000.00 (both of the foregoing promissory notes being collectively referred to as the "Original Notes").

      The indebtedness evidenced by this note and the Whitney Note is a continuation of and an increase in the indebtedness evidenced by the Original Notes, which indebtedness is in no way extinguished or diminished hereby, and nothing contained in this note shall be construed (a) as a novation of the Original Notes or any collateral securing same; (b) as payment of any amount of principal or interest on the Original Notes; or (c) to release, cancel, terminate, or otherwise impair the status or priority of the liens created by the Collateral Documents (as defined in the Loan Agreement) and Borrower hereby ratifies, confirms, and approves the continuing existence, validity, priority, and binding effect of the Collateral Documents.

                                             BORROWER:

                                             GULF ISLAND FABRICATION, INC.




                                             By:
                                                -----------------------------
                                                  Kerry J. Chauvin
                                                  President & CEO

                           COMMERCIAL PROMISSORY NOTE
                                  (REVOLVING)

$10,000,000.00                                            New Orleans, Louisiana
                                                              September 21, 2000

          FOR VALUE RECEIVED, the undersigned ("BORROWER", whether one or more), in solido, promises to pay to the order of WHITNEY NATIONAL BANK ("BANK"), as provided below, at 228 St. Charles Avenue, New Orleans, Louisiana 70130, the sum of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00), with interest thereon from date until paid, at the rates specified in the Loan Agreement (as hereinafter defined). All payments shall be applied first to interest, then to other charges and insurance premiums (if applicable), then to principal.

          This note is one of the notes referred to in, is subject to the terms and conditions of, and is entitled to the benefits of, that certain Eighth Amended and Restated Revolving Credit Agreement, dated as of January 1, 2000, as amended by that certain First Amendment thereto dated the date hereof, by and among Borrower, the Existing Subsidiaries (as defined therein) Bank and Bank One, Louisiana, NA ("BANK ONE"), in its individual capacity and as agent for Bank and Bank One (the "LOAN AGREEMENT"), which Loan Agreement, among other things, contains provisions for the maximum amount of credit to be made available hereunder, certain fees, acceleration of the maturity hereof upon the happening of certain stated events, and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. Bank may from time to time make advances to Borrower under the Loan Agreement, the aggregate unpaid principal balance of which shall not exceed the principal amount stated herein. Borrower shall be obligated to repay only the actual amount advanced, plus interest and appropriate penalties calculated as provided in this Note. Bank, at Bank's election, may exercise any and all rights and remedies described in this note through Bank One, as Bank's agent.

          SINGLE PAYMENT NOTE/SINGLE PRINCIPAL PAYMENT, PERIODIC INTEREST
          ---------------------------------------------------------------
INSTALLMENTS.  PRINCIPAL SHALL BE PAYABLE IN FULL ON DECEMBER 31, 2002, AND
-------------
INTEREST THEREON SHALL BE PAYABLE ON THE LAST DAY OF SEPTEMBER, 2000, AND THE LAST DAY OF EACH CALENDAR QUARTER THEREAFTER.

          A.  SECURITY.  This note is secured by all of the Collateral Documents
              ---------
(as defined in the Loan Agreement).

          B.  LATE PAYMENT.  A payment is not deemed made until funds are
              -------------
collected and made available to Bank. If any payment, whether the payment represents principal or interest or both, is not paid in full when due, whether during the term of this note or at maturity, and such nonpayment shall have continued for a period of five (5) days following written notice thereof by Bank to Borrower, Bank may impose upon and collect from Borrower a late charge equal to five percent (5%) of the unpaid amount of the payment then due and owing. Late charges imposed under this section shall not be less than $25.00 nor more than $100.00 per occurrence.

          C.  DEFAULT.  If this note is in default, Bank may, at its option and
              --------
without notice or demand, declare immediately due and payable the entire unpaid balance of the note.

          Each of the following shall constitute a default under this note: if this note is not paid in accordance with its terms and such nonpayment in accordance with its terms shall have continued for a period of five (5) days following written notice of such default by Bank to Borrower; or the occurrence of an Event of Default, as defined in the Loan Agreement.

          D.  ATTORNEY'S FEES.  Borrower agrees to pay the reasonable fees of
              ----------------
any attorney at law who may be employed to recover the amount hereof, or any part hereof, in principal or interest, or to protect any security herefor or the interest of the holder hereof, or to compromise or to take any other action with regard hereto, which fees shall not exceed twenty-five percent (25%) of the amount then owing hereon or sought to be collected, protected, or preserved.

          E.  PREPAYMENT.  Borrower may prepay the note in full or in part at
              -----------
any time in accordance with the terms of the Loan Agreement.

          F.  WAIVER OF DEFENSES.  Each party waives presentment for payment,
              -------------------
demand, notice of nonpayment, demand, and protest, and agrees that the time of payment hereof may be extended from time to time, one or more times, without notice of such extension or extensions, and without further consent. The term "PARTY" as used in this note, means each maker, endorser, guarantor, or other surety of this note, including any person or entity pledging or mortgaging property to secure this note and their heirs, successors, or assigns. Without notice to, or consent of, any party, Bank may substitute, release, discharge, or otherwise alter the obligation of any party, without affecting in any way the obligation of any other party. No waiver of any right by Bank shall be effective, unless in writing and signed by Bank. No delay by Bank in the exercise of any right shall affect such right, nor preclude future exercise of such similar rights. As used herein, the term "BANK" shall be deemed to include not only Bank and its successors and assigns, but also any transferee(s), endorsee(s), or future holder(s) of this note.

          G.  INTEREST CALCULATION.  Interest shall be calculated as specified
              ---------------------
in the Loan Agreement.

          H.  ELECTION OF LAW.  This note shall be governed by and construed
              ----------------
under the law of the State of Louisiana. Each party agrees that any action arising out of this note, or any renewals or substitutions for this note, may be brought in any competent court in the Parish of Orleans, State of Louisiana.

          This note, together with that certain Commercial Promissory Note (Revolving) dated the date hereof, in the principal sum of $10,000,000.00, executed by Borrower, payable to the order of Bank One, bearing interest at the per annum rate set forth herein (the "BANK ONE NOTE"), is given in renewal and rearrangement and not in novation or discharge of: (a) that certain promissory note of Borrower payable to the order of Bank, dated January 1, 2000, in the amount of $10,000,000.00, and (b) that certain promissory note of Borrower payable to the order of Bank

One, dated January 1, 2000, in the amount of $10,000,000.00 (both of the foregoing promissory notes being collectively referred to as the "ORIGINAL NOTES").

          The indebtedness evidenced by this note and the Bank One Note is a continuation of the indebtedness evidenced by the Original Notes, which indebtedness is in no way extinguished or diminished hereby, and nothing contained in this note shall be construed (a) as a novation of the Original Notes or any collateral securing same; (b) as payment of any amount of principal or interest on the Original Notes; or (c) to release, cancel, terminate, or otherwise impair the status or priority of the liens created by the Collateral Documents (as defined in the Loan Agreement) and Borrower hereby ratifies, confirms, and approves the continuing existence, validity, priority, and binding effect of the Collateral Documents.

                              BORROWER:

                              GULF ISLAND FABRICATION, INC.



                              BY: ______________________________
                                      KERRY J. CHAUVIN
                                      PRESIDENT & CEO